UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 19, 1999

               EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

         Delaware                   0-15587                 52-0991911
----------------------------      -----------       -------------------------
(State or Other Jurisdiction      (Commission       I.R.S. Employer ID Number
     of Incorporation or          File Number)
        Organization)

      11019 McCormick Road, Hunt Valley, Maryland             21031
      -------------------------------------------           ----------
       (Address of Principal Executive Offices)             (Zip Code)

     Registrant's Telephone Number, including Area Code   410/584-7000
                                                          ------------

Item 4.  Changes in Registrant's Certifying Accountant

Effective November 19, 1999, the Board of Directors of EA Engineering, Science, and Technology, Inc. (the "Company") approved the engagement of Pricewaterhouse Coopers as independent auditors to audit the Company's financial statements for the fiscal year ending August 31, 2000.

Arthur Andersen LLP, the Company's auditors for the fiscal year ended August 31, 1999 have been dismissed. While the Company has been satisfied with the services rendered by Arthur Andersen LLP, the Company has decided to terminate its relationship with Arthur Andersen LLP and engage PricewaterhouseCoopers to serve as the Company's auditors.

Arthur Andersen LLP's reports on the Company's financial statements for the fiscal years ended August 31, 1998 and August 31, 1999, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. For the fiscal years ended August 31, 1998 and August 31, 1999, there were no disagreements, within the meaning of Item 304 of Regulation S-K, with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports.

During the  Company's  fiscal year ended  August 31,  1999,  the Company had not consulted with PricewaterhouseCoopers on items which (1) concerned the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (2) concerned the subject matter of a disagreement or reportable event, as defined in Item 304 of SEC regulation S-K, with Arthur Andersen LLP.


EXHIBITS

1. Letter from Arthur Andersen LLP regarding its concurrence with the above statement.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                                   ---------------------------------------------
                                                      Registrant

Date:      November 19, 1999       By:       /s/  Barbara L. Posner
      --------------------------        ----------------------------------------
                                             Barbara L. Posner
                                             Chief Financial Officer and
                                             Chief Operating Officer

EXHIBIT 1. TO FORM 8-K


                          [ARTHUR ANDERSEN LETTERHEAD]


                                        November 23, 1999



Securities and Exchange Commission
450 5th Street NW
Washington, DC  20549

Gentlemen:

We have read Item 4 included in the attached Form 8-K dated November 19, 1999 of EA Engineering, Science, and Technology, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                        Very truly yours,

                                        /s/  Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP


cc:  Barbara L. Posner
     Chief Financial Officer
     Chief Operating Officer